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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-58175



                        SUPPLEMENT TO THE PROSPECTUS OF
               MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
                             DATED JANUARY 30, 1998


     The following sentence is added to the end of the footnote to the "Summary of Fund Expenses" table appearing at page 3 of the Prospectus and to the end of the sixth paragraph under the heading "The Fund and its Management" appearing on page 5 of the Prospectus:

   The Investment Management has undertaken, from January 1, 1999 through December 31, 1999, to continue to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Management Agreement to the extent they exceed 0.55% of the Fund's daily net assets.




December 31, 1998